UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 8, 2007 (June 6, 2007)

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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 6, 2007, our Avis Budget Rental Car Funding (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC) subsidiary (the “Issuer”) issued $650,000,000 aggregate principal amount of Series 2007-2 Floating Rate Rental Car Asset Backed Notes due 2012 bearing interest at LIBOR plus 0.14% per annum (the “Series 2007-2 Notes”). The Issuer issued the Series 2007-2 Notes under the Series 2007-2 Supplement (the “Indenture Supplement”), dated June 6, 2007, between the Issuer and The Bank of New York Trust Company, N.A., as trustee and as Series 2007-2 Agent, to the Second Amended and Restated Base Indenture (the “Base Indenture”), dated as of June 3, 2004, as amended, between the Issuer and The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee.

The Series 2007-2 Notes are secured under the Base Indenture primarily by vehicles, the majority of which are subject to manufacturer repurchase obligations, and other related assets. In addition, the payment of interest on, and principal of, the Series 2007-2 Notes are insured by a note guaranty insurance policy issued by Ambac Assurance Corporation. A copy of the Indenture Supplement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Certain of the initial purchasers of the Series 2007-2 Notes and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
10.1

Series 2007-2 Supplement, dated as of June 6, 2007, among Avis Budget Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York Trust Company, N.A., as trustee and Series 2007-2 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 between Cendant Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York Trust Company, N.A., as trustee, as amended.

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated June 8, 2007 (June 6, 2007)

EXHIBIT INDEX

Exhibit No.	Description
10.1

Series 2007-2 Supplement, dated as of June 6, 2007, among Avis Budget Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York Trust Company, N.A., as trustee and Series 2007-2 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 between Cendant Rental Car Funding (AESOP) LLC, as issuer and The Bank of New York Trust Company, N.A., as trustee, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Jean M. Sera
Jean M. Sera Senior Vice President and Secretary

Date: June 8, 2007